Shenkman Floating Rate High Income Fund Summary Prospectus – October 15, 2014	Institutional Class: SFHIX

Before you invest, you may want to review the Shenkman Floating Rate High Income Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 15, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.shenkmanfunds/funds/forms-documents.   You can also get this information at no cost by calling 1-855-SHENKMAN (1-855-743-6562) or by sending an email request to marketing@shenkmanfunds.com.

Investment Objective
The Shenkman Floating Rate High Income Fund (the “Fund”) seeks to generate a high level of current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	0.32%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.83%
Less: Fee Waiver and Expense Reimbursement(2)	-0.28%
Net Annual Fund Operating Expenses	0.55%
(1)	Other expenses and acquired fund fees and expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
AFFE are the indirect costs of investing in other investment companies.
(2)
Shenkman Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 0.54% of average daily net assets of the Fund’s Institutional Class shares (the “Expense Cap”).  The Expense Cap will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$56	$237

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of senior secured and unsecured floating rate bank loans and other floating rate securities.  The Fund seeks to provide a high level of current income through comprehensive fundamental analysis and compounding interest income and to preserve capital by avoiding defaults and minimizing both interest rate volatility and credit risk.

The loans and securities in which the Fund expects to invest include bank loans (i.e., loan assignments and participations) to corporate borrowers, traditional corporate bonds, notes, debentures, zero-coupon bonds, collateralized loan obligations (“CLOs”) and other corporate debt securities, and obligations of the U.S. Government and government-sponsored entities.  The Fund may invest in corporate fixed-income securities and loans of any maturity or credit quality.  The Fund may invest without limit in loans, bonds or other debt obligations rated lower than Baa by Moody’s Investors Service®, Inc. (“Moody’s”) or BBB by Standard & Poor’s® Ratings Group (“S&P”) (i.e., “junk” bonds and loans), and may also invest without limit in Rule 144A and restricted fixed-income securities.  The Fund generally invests in high yield securities rated Caa3 or better by Moody’s or CCC or better by S&P, but retains the discretion to invest in even lower-rated securities.

The Fund may invest up to 20% of its total assets in foreign fixed-income securities, including those denominated in U.S. dollars, such as Yankee bonds, or other currencies, and may also invest up to 20% of its total assets in initial public offerings (“IPOs”) and other unseasoned companies.  Additionally, the Fund may invest up to 15% of its total assets in convertible bonds, up to 15% of its total assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”), up to 10% of its total assets in preferred stocks, and up to 10% of its total assets in when-issued securities.

In selecting the Fund’s investments, the Advisor will employ a multi-faceted, “bottom up” investment approach that utilizes three proprietary analytical tools.  These three tools include: (1) Quadrant Analysis (which categorizes a company into one of four proprietary categories or quadrants), (2) C.Scope® (which assigns each company a credit score) and (3) Relative Value Monitor (which considers a loan or bond’s yield relative to its risk as compared to other similar investments).  These tools are integral to the Advisor in assessing the potential risk and relative value of each investment and also assist the Advisor in identifying companies that are likely to have the ability to meet their interest and principal payments on their debt securities.

Investment candidates are analyzed in depth at a variety of risk levels.  Investments are not made on the basis of one single factor.  Rather, investments are made based on the careful consideration of a variety of factors, including:

•	Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates)
•	Assessment of the industry’s attractiveness and competitiveness
•	Evaluation of the business, including core strengths and competitive weaknesses
•	Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers
•	Quantitative analyses of the company’s financial statements

The Advisor adheres to a rules-based sell discipline to identify early credit deterioration.  The triggering of certain events, including, for example, specific declines in the market value of the issue, results in an immediate review of the credit and may lead to an outright sale.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The success of the Fund cannot be guaranteed.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•
Bank Loan Risk.  The Fund’s investments in secured and unsecured assignments of and participations in bank loans may create substantial risk.  In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  When the Fund is a participant in a loan, the Fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default.

•
Collateralized Loan Obligation Risk.  In addition to the normal interest rate, default and other risk of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

•
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

•
Corporate Debt Obligations Risk.  Bonds and loans rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds or loans,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds and loans.

•
Counterparty Risk.  Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

•	Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.

•
Floating Rate Loan Risk.  The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

•
Foreign Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.

•
Foreign Securities Risk.  Investments in foreign securities involve certain risks not associated with investments in U.S. companies.  Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as the risks associated with less developed custody and settlement practices.

•
High Yield Risk.  High yield debt obligations are speculative investments that are usually issued by highly leveraged (indebted) companies, meaning there is an increased risk that these companies might not generate sufficient cash flow to pay their debts.  Consequently, high yield securities and loans entail greater risk of loss of principal than securities and loans that are investment grade rated.

•
Impairment of Collateral Risk.  The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

•
Initial Public Offering (“IPO”) and Unseasoned Company Risk.  The Fund may purchase securities of companies that are offered pursuant to an IPO and/or companies that have recently become public.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  Additionally, investments in unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources.  In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

•
Interest Rate Risk.  There is a risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•
Investment Company Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Investment Risk.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  The Fund invests primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties.  There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Fund’s investments.

•	Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

•	Management Risk. The Fund is an actively managed portfolio. The Advisor’s management practices and investment strategies may not work to produce the desired results.

•
Market Risk.  The prices of some or all of the securities in which the Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.  There is more risk that prices will go down for investors investing over short time horizons.  Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

•	New Fund Risk. The Fund will be new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Preferred Stock Risk.  Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

•
U.S. Government Obligations Risk. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund may be adversely impacted.  U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

•
When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

•
Yankee Bond Risk.  Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk.  Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

•
Zero Coupon Securities Risk.  While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.shenkmanfunds.com or by calling the Fund toll-free at 1-855-SHENKMAN (1-855-743-6562).

Management
Investment Advisor.  Shenkman Capital Management, Inc. is the Fund’s investment advisor.

Portfolio Managers.  Mark R. Shenkman, David H. Lerner, and Johnathan Savas are the co-portfolio managers primarily responsible for the day-to-day management of the Fund and have managed the Fund since its inception in 2014.  Mr. Shenkman is President and Chief Investment Officer of the Advisor.  Mr. Lerner is a Senior Vice President and Senior Portfolio Manager of the Advisor.  Mr. Savas is a Senior Vice President and Portfolio Manager of the Advisor.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Shenkman Floating Rate High Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-SHENKMAN (1-855-743-6562) or through financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
All Accounts	$1 million	$100,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.